Exhibit 10.18



                           WAIVER OF RIGHTS AGREEMENT

     This  Waiver of Rights Agreement (the "AGREEMENT") is made and entered into
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this  October  25,  2006,  to  be  effective as of July 31, 2006 (the "EFFECTIVE
                                                                       ---------
DATE"),  by  and  between  PEDIATRIC  PROSTHETICS,  INC.,  an  Idaho corporation
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("PEDIATRIC") and AJW PARTNERS, INC., AJW PARTNERS, LLC, AJW OFFSHORE, LTD., AJW
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QUALIFIED  PARTNERS,  LLC  AND  NEW  MILLENNIUM  CAPITAL  PARTNERS,  II,  LLC
(collectively  the  "PURCHASERS"),  each individually a "PARTY" and collectively
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the  "PARTIES."
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                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to a Securities Purchase Agreement entered into with the Purchasers on May 30, 2006 (the "CLOSING" and the "PURCHASE AGREEMENT"),
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Pediatric  agreed  to  sell  the  Purchasers an aggregate of $1,500,000 in three tranches  of Callable Secured Convertible Notes (the "NOTES"), of which $600,000
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in  Notes  were sold on May 30, 2006, with the remaining $900,000 in Notes to be sold  in  subsequent  tranches  when  Pediatric  meets  certain  filing  and effectiveness  goals  as  set  forth  in  the  Purchase  Agreement,  as  well as
50,000,000 Warrants to purchase shares of Pediatric's common stock (the "WARRANTS");
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     WHEREAS,  Pediatric agreed to register the shares of common stock which the
Notes are convertible into and the shares of common stock which the Warrants are exercisable for (the "UNDERLYING SECURITIES"), pursuant to a Registration Rights
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Agreement  (the  "RIGHTS  AGREEMENT")  entered  into  with the Purchasers at the
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Closing;

     WHEREAS, pursuant to Section 4(c) of the Purchase Agreement, Pediatric agreed to timely file all of its required reports with the Securities and Exchange Commission (the "COMMISSION" and the "TIMELY FILING REQUIREMENTS");
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pursuant  to Section 4(n) of the Purchase Agreement, Pediatric agreed to use its best efforts to obtain shareholders consent on or before August 15, 2006, to increase its authorized shares of common stock (the "SHAREHOLDER APPROVAL"); and
                                                     --------------------
pursuant to Section 2(a) of the Rights Agreement, Pediatric agreed to file a registration statement with the Commission (the "REGISTRATION STATEMENT")
                                                       -----------------------
covering the Underlying Securities no later than sixty (60) days from the date of the Closing (July 31, 2006, the "FILING DATE") and to obtain effectiveness of
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such  Registration Statement pursuant to Section 3(a) of the Rights Agreement no later than one hundred and forty-five (145) days from the date of the Closing (October 22, 2006, the "EFFECTIVENESS DATE"), which Timely Filing Requirements,
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Filing  Date  and  Effectiveness  Date  were  not  met  by  Pediatric  and which
Shareholder  Approval  has  not  been  obtained  (the  "DEFAULTS");
                                                        --------

     WHEREAS, the Parties now desire to enter into this Agreement to waive the Defaults.

     NOW, THEREFORE, in consideration for the promises and pledges contained below and other good and valuable consideration, which consideration Pediatric and the Purchasers acknowledge receipt of, and the premises and the mutual covenants, agreements, and considerations herein contained, the Parties hereto agree as follows:

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1.    WAIVER  OF  THE  DEFAULTS.
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     Due  to  the  fact  that  Pediatric  has  experienced  delays in filing its periodic reports and information statement filing with the Commission in connection with comments received from the Commission, which comments were unforeseen at the Closing, the Purchasers agree to:

          (1) Amend the Timely Filing Requirement as provided in Section 2(c) of the Purchase Agreement, to provide for Pediatric to "use its bests efforts" to meet such Timely Filing Requirement moving forward, provided however that Pediatric's failure to meet such Timely Filing Requirement shall not be treated as an Event of Default under the Purchase Agreement or any of the other agreements or documents entered into in connection with the Closing (the "CLOSING DOCUMENTS");
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     (2)  To waive  Pediatric's  failure  to  receive  Shareholder Approval, and amend such requirement as provided in Section 4(n) of the Purchase Agreement, to provide for Pediatric to "use its best efforts" to obtain such approval; and

     (3) To increase the Filing Date as provided in Section 2(a) of the Rights Agreement (and Section 3.3 of the Purchase Agreement) to January 15, 2007, and amend any mention of the Filing Date in the Rights Agreement and/or the Closing Documents to refer to such later date; and

     (4) To increase the Effectiveness Date of the Registration Statement, which date is currently one hundred and forty five (145) days from the Closing date as provided in Section 3(a) of the Rights Agreement (and
          Section 3.3 of the Purchase Agreement), to April 16, 2007, and amend any mention of such date in the Rights Agreement and/or the Closing Documents to refer to such later date;

          which acknowledgments and waivers shall be effective as of the Effective Date.

2.   NO  EVENT  OF  DEFAULT.
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     The  Purchasers  agree  that  after  the Parties entry into this Agreement,
     Pediatric will not be in default of any covenant described in the Purchase Agreement, and that no Event of Default as defined in the Notes shall have occurred or shall be occurring.

3.   MISCELLANEOUS.
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     (1)  Assignment.  All  of  the  terms,  provisions  and  conditions of this
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          Agreement  shall be binding upon and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

     (2)  Applicable  Law.  This  Agreement  shall  be  construed  in accordance
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          with  and  governed  by  the laws of the State of Texas, excluding any provision of this Agreement which would require the use of the laws of any other jurisdiction.

     (3)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
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          constitutes  the  entire agreement of the Parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent or such Party.

     (4)  Waiver.  No  failure  on  the  part  of  any  Party  to  enforce  any
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          provisions  of  this  Agreement  will  act as a waiver of the right to enforce  that  provision.

     (5)  Section  Headings.  Section  headings  are  for  convenience  only and
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          shall  not  define  or  limit  the  provisions  of  this  Agreement.

     (6)  Effect  of  Facsimile  and  Photocopied  Signatures.  This  Agreement
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          may be executed in several counterparts, each of which is an original.
          It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.








     [Remainder of page left intentionally blank.  Signature page follows.]

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     This Agreement has been executed by the Parties on the date first written above, with an Effective Date as provided above.


PEDIATRIC PROSTHETICS, INC.
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/s/ Linda Putback-Bean
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LINDA PUTBACK-BEAN
CHIEF EXECUTIVE OFFICER

                                   PURCHASERS:
                                   -----------

AJW PARTNERS, LLC
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By:  SMS Group, LLC

/s/ Corey S. Ribotsky
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Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
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By:  First Street Manager II, LLC

/s/ Corey S. Ribotsky
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Corey S. Ribotsky
Manager


AJW QUALIFIED PARTNERS, LLC
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By:  AJW Manager, LLC
/s/ Corey S. Ribotsky
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Corey S. Ribotsky
Manager


NEW MILLENNIUM CAPITAL PARTNERS, II, LLC
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By:  First Street Manager II, LLC
/s/ Corey S. Ribotsky
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Corey S. Ribotsky
Manager

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